THE PRUDENTIAL SERIES FUND
Equity Portfolio

Supplement dated August 29, 2014
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective on or about September 2, 2014, Warren N. Koontz, Jr., CFA, will join Spiros “Sig” Segalas and Blair A. Boyer as a portfolio manager for the Portfolio. David A. Kiefer, CFA will no longer serve as a portfolio manager. To reflect these changes, the Prospectus and SAI are revised, as follows:

In the section of the Prospectus entitled “Summary,” the sub-section entitled “Management of the Portfolio” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Spiros “Sig” Segalas	Director, President & Chief Investment Officer	February 2005
		Blair A. Boyer	Managing Director	January 2005
		Warren N. Koontz, Jr., CFA	Managing Director	September 2014

In the section of the Prospectus entitled “Portfolio Managers” is revised by deleting the professional biography for Mr. Kiefer and adding the following professional biography for Mr. Koontz:

Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large- Cap Value Equity, including both diversified and concentrated strategies, for the firm. Warren joined Jennison in September 2014. Prior to joining Jennison, Warren was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Warren was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Warren earned Bachelor of Science in finance and Master of Business Administration degrees from The Ohio State University. He is also a Chartered Financial Analyst (CFA).

In Part I of the SAI, within the section entitled “Portfolio Managers—Other Accounts,” the table of other account information for the Portfolio is revised by deleting the information for Mr. Kiefer and adding the following information pertaining to Mr. Koontz:

Portfolio Manager	Registered Investment Companies/Total Assets (Millions)	Other Pooled Investment Vehicles/Total Assets (Millions)	Other Accounts/Total Assets (Millions)	Ownership of Fund Shares
Warren N. Koontz, Jr., CFA	9/$4,979	2/$506	*1/$16	None

Information in the above table is as of August 26, 2014 and is pro forma. * Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for Blair A. Boyer, Michael A. Del Balso, Kathleen A. McCarragher, Spiros “Sig” Segalas, Warren N. Koontz, Jr., John P. Mullman, Mark Baribeau and Thomas Davis:

•	One, three, five year and longer pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
•	Performance for the composite of accounts that includes a portion of the Equity Portfolio managed by Messrs. Boyer and Segalas is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes a portion of the Equity Portfolio managed by Mr. Koontz is measured against the Russell 1000 Value Index.
•	Performance for the composite of accounts that includes the Jennison Portfolio managed by Messrs. Del Balso and Segalas and Ms. McCarragher is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes a portion of the Jennison 20/20 Focus Portfolio managed by Mr. Segalas is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes a portion of the Jennison 20/20 Focus Portfolio managed by Mr. Koontz is measured against the Russell 1000 Value Index.
•	Performance for the composite of accounts that includes the Value Portfolio managed by Mr. Koontz is measured against the Russell 1000 Value Index.
•	Performance for the composite of accounts that includes a portion of the SP International Growth Portfolio managed by Messrs. Baribeau and Davis is measured against the MCSI All Country World Index ex US (ACWI ex US).
•	Performance for the composite of accounts that includes the SP Prudential U.S. Emerging Growth Portfolio managed by Mr. Mullman is measured against the Russell Midcap Growth Index.

The following primary quantitative factor is reviewed for John "Jay" Saunders and Neil P. Brown:

•	The investment professional's contribution to client portfolios' pre-tax one, three, five year and longer term performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks, the investment professional's respective coverage universes and the one, three, five year and longer term pre-tax investment performance of the composite of accounts managed by the portfolio manager.
•	Performance for the composite of accounts that includes the Natural Resources Portfolio managed by Messrs. Saunders and Brown is measured against a Global Natural Resources Custom Index, which is comprised of the Lipper Natural Resources Fund Index for the periods prior to January 1, 2009 and the Lipper Global Natural Resources Fund Index for periods after January 1, 2009.

The following qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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